UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown, Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05                          Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As part of its regular review of the corporate governance policies of Avadel Pharmaceuticals plc (the "Company"), the Company's board of directors (the "Board") adopted and approved the Company's Code of Business Conduct and Ethics (the "Business Code") effective March 1, 2017.  The Business Code supersedes the previous version of the Standards of Business Conduct and reflects, among other things, certain updates which the Company believes are consistent with current governance best practices.

In addition, the Board adopted and approved amendments to the Company's Code of Ethics, which is renamed the "Financial Integrity Policy."  The amendments, which are effective March 7, 2017,  include revisions to (i) reflect the new name of the Company, Avadel Pharmaceuticals plc, (ii) rename the Code of Ethics as the Financial Integrity Policy, and (iii) clarify the officers to whom the Financial Integrity Policy applies, namely the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Senior Tax Director and Controller.

The foregoing descriptions of the Business Code and the Financial Integrity Policy are only summaries, do not purport to be complete and are qualified in their entirety by reference to, and should be read in conjunction with, the complete text of the Business Code and the Financial Integrity Policy filed as Exhibits 14.1 and 14.2 to this Current Report on Form 8-K and incorporated herein by reference.  The Business Code and the Financial Integrity Policy will be posted on the corporate governance page of the Company's website at www.avadel.com.  The changes to the Business Code and the Financial Integrity Policy did not result in any explicit or implicit waiver of any provision of the Business Code or the Financial Integrity Policy in effect prior to the changes.

 Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits

14.1	Code of Business Conduct and Ethics of Avadel Pharmaceuticals plc
14.2	Financial Integrity Policy of Avadel Pharmaceuticals plc

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          AVADEL PHARMACEUTICALS PLC
          By:            /s/ Phillandas T. Thompson
           Phillandas T. Thompson
           Senior Vice President, General Counsel and Corporate Secretary

Date: March 7, 2017

Exhibit Index

14.1	Code of Business Conduct and Ethics of Avadel Pharmaceuticals plc
14.2	Financial Integrity Policy of Avadel Pharmaceuticals plc